Shiner International, Inc.

US stock symbol: SHNL

-A Leader in China's Anti-counterfeit Packaging Films Industry-

www.shinerinc.com

December 2007

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the “safe-harbor” provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

A Leader in China's Anti-counterfeit Packaging Films Industry

- A US company with its main business in China. Revenues of $34 million in 2006, net income of $3.6 million
- A leading producer of anti-counterfeit packaging films for China's vast consumer goods market
- Owns 13 Chinese patents
- Strong global customer base including Sony Music and other global names
- The largest domestic coated film producer in China
- US FDA & EEC approved products for exports to the US and EU
- Recognized by China's Ministry of Science and Technology as an Innovative Technology Company
- Strong management team are also company founders
- Rapid growth in 2007 and 2008

Core Business

Shiner's business consists of four main segments:



- Anti-Counterfeit Film
  - laser holographic specialty BOPP currently used mainly for packaging premium brand tobacco products, CD/DVDs, and food



- Coated Film
  - three coated film lines with the total capacity of 6,000 tons – the largest in China
- BOPP Film
  - two production lines with current capacity of 10,500 tons



- Color Printing
  - three sophisticated color printing lines

Flexible Packaging Industry in China

- Total demand for flexible packaging materials is expected to grow at a rate of 10.5% annually to 14.7 million metric tons by 2009
- The demand for BOPP film is projected to grow 13-15% annually through 2011
- China accounts for over 25% of global BOPP consumption, used 1.7 million tons of BOPP in 2006
- BOPP makes up 15% of all plastic film used in China. Most of it is used for low margin ordinary packaging films

Source: AMID Co. and Plastermart

Packaging Industry Demand Drivers

- The demand for flexible packaging is directly related to demand for foods, chemicals, agricultural goods, cosmetics, pharmaceuticals, tobacco and other consumer goods
- Rapid growth in plastic films market in China due to:
  - Rapid GDP growth
  - Relocation of international manufacturers to mainland China
  - Government efforts to improve safety and hygiene
  - Increasingly rigid packaging regulations
  - Rising incomes and lifestyle driven need for single-size and ready-to-eat servings

Specialty BOPP Film Technology

- Shiner International manufactures higher margin specialty BOPP films used in food, household chemicals and cigarette packaging and anti-counterfeit protection.


BOPP basic film/raw materials
Specialization
Anti-Counterfeit Film
Coated Film
BOPP Tobacco Film
Sold directly to client/distributor
OR
Sent to printing
Printing can occur before specialization to seal in color or after according to customer requirements

Anti-Counterfeit Film



- 3 anti-counterfeit film patents
- Major clients: Vinataba, Sony, Warner Music
- No direct competition in China, advantages over indirect competition include:
  - Cost efficient - 50% less than competitors' product (hologram security labels)
  - Consumer-friendly product
  - Heat resistant: can be heat sealed without damaging the holograms
  - The high degree of technical knowledge and high capital investment create barriers to entry for prospective competitors in China
  - Government support

Anti-Counterfeit Film–Premium Liquor Industry

- Liquor market in China:
  - expected to reach nearly $40 billion in 2007 and continue to grow at an average rate of 20%*
  - 38,000 distilleries and over 100,000 liquor brands in China **

- Damage from counterfeit liquor:
  - national premium brands such as Moutai and Wu Liang Ye suffer significant losses annually from counterfeit liquor products

- Potential market opportunity for Shiner:
  - demand for anti-counterfeit packaging for the top 5 liquor brands in China is estimated at $100 million annually
  - Shiner is targeting premium liquor brands for growth

*Source: China Liquor Industry website

** Source: China Liquor Industry website

Anti-Counterfeit Film– Tobacco Industry

- Tobacco Industry in China:
  - remains a state-controlled industry in China
  - 25% or 340 million of the world's smokers reside in China
  - domestic cigarette output is around $40 billion*
  - annual demand for BOPP tobacco film: 100,000 tons**
- Damage from counterfeit premium brand cigarettes:
  - in 2006, loss to the tobacco industry from counterfeit tobacco products amounted to $2.1 billion according to the State Tobacco Monopoly Administration
- Current anti-counterfeit film clients in the tobacco sector:
  - existing customer base includes Vinataba of Vietnam, JilinTobacco, Hunan Xinzhen Tobacco, Hongliao Tobacco
- Potential market opportunity for Shiner:
  - premium brands that would potentially use anti-counterfeit film account for 30% of domestic tobacco products***
  - estimated market for anti-counterfeit film is $100-150 million annually

*Source: China Tobacco official website

**Source: Plastermart

*** Source: Company estimate

Specialty Tobacco BOPP Film

- 2006 Sales: $8 million, 23% of total revenues
- New Facility in Zhuhai
  - opened in 2007 to meet higher demand for Shiner BOPP tobacco packaging film
- Clients: large state-owned tobacco producers in China
  - currently Shiner sells to 11 out of 30 provinces in China (not all provinces engage in tobacco production)
- Competition:
  - other domestic BOPP tobacco film producers (7-10)
  - most of the film produced domestically, only a small percentage is imported from the developed countries
  - Shiner has approximately 15% price advantage over international suppliers
- Growth Strategy
  - expanding into new provinces and increasing sales to the existing clients

Specialty Coated Film

Coated Film – basic layer (BOPP, BOPET, BOPA/nylon) with a coating layer (PVDC, PVOH, or Acrylic) on one or both sides of the film. Coating improves the quality and barrier properties of film.

2006 Sales: $10 million, 28% of total revenues



Clients:

- Domestic:
  - XuFuJi, producer of the SaQiMa cakes
  - Huayuan
  - Taihe

- International:
  - Multi-Plastics, a U.S. converter
  - Korozo Ambalaj, a Turkish converter
  - Triton International Enterprise
  - American Multiplastics



Market Opportunity – Coated Film

- International market:
  - worldwide demand for 170,000 tons with the U.S accounting for 60% of the consumption*
  - major international producers include Exxon Mobil, DuPont and Innovia
- Domestic market:
  - the coated film market in China is still very small
  - there are currently only 7 producers of coated film in China, most of them with a capacity of several hundred tons only
- Growth Strategy:
  - near term growth derived from larger sales to the existing and new international clients
  - greater utilization of coated film in the domestic market due to more stringent government regulations for food packaging

* Source: Company estimate

Coated Film Competitive Advantages

- Price: 20-25% lower than international brands
- Quality: Shiner coated film has FDA and EEC approvals, ISO 9001, China's Bureau of Quality and Technical Supervision approval, and meets California 65 standard.
- Capacity: the largest capacity in China – 6,000 tons, will increase to 12,000 tons with the installation of the fourth coated film line in 2008.
- Variety and Flexibility: Shiner uses different materials for base layer and coatings to meet client's specific requirements. Large multinationals specialize in coated films with either BOPP or BOPET base layers
- Environmentally-Friendly Product: water-based inks printable, water-based solvents used in the production

Example - Global Customers

- Shiner has over 50 major clients in 15 countries:

Printing Services:

Domestic: *Liby, Coconut Group*

Coated Film:

Foreign: *Multi-Plastics (U.S.), Koroza (Turkey), Triton*

Domestic: *XuFuJi*

Anti-Counterfeit Film:

Foreign: *Vinataba, Sony, Warner Music*

Domestic: *JilinTobacco, Hunan Tobacco, Hongliao Tobacco*

BOPP Tobacco Film:

Foreign: *Vintaba*

Domestic: *state-owned tobacco factories in 7 provinces*

Sales & Distribution


Direct Sales Regions
Markets reached via converter and distributor

Growth Strategy

- Continue to gain international market share in coated film
  - through higher sales to the existing clients and reaching out to new clients through trade exhibitions (PackExpo and Düsseldorf Interpack) and trade websites and publications
  - invest into the 4th coated film line adding 6,000 tons to the current capacity
- Develop domestic marketing & sales in anti-counterfeit film especially to premium brand spirits & cigarette manufacturers
  - Shiner is currently negotiating with Maotai and WuLiangYe, top two liquor brands in China to commence sales in 2007
- Development of the next generation films
  - environmentally-friendly coated-film labels, Low Temperature Sealant (LTS), new anti-counterfeit products, and transparent coated labels
- Acquisition
  - a domestic company with a complementary anti-counterfeit technology and strong distribution network

Strong Management Team

Name	Title	Director Since	Previous/Relevant Experience
YING YUET	Chairman of the Board	2004	Former Chairman of Hainan Modern Technology; Chairman of Hainan Chamber of Commerce
FU JIAN	CEO	2005	Former Vice-Chairman of Hainan Modern Technology Group; former general manager of Hainan Plastics Industry Co.
XU XUE ZHU	CFO	2004	Former CFO of Hainan Hisense

Seasoned Board of Directors

Name	Title	Director Since	Previous/Relevant Experience
YING YUET	Chairman of the Board	2004	Former Chairman of Hainan Modern Technology; Chairman of Hainan Chamber of Commerce
FU JIAN	CEO	2005	Former Vice-Chairman of Hainan Modern Technology Group; former general manager of Hainan Plastics Industry Co.
ARNOLD STALOFF	Independent Director Chairman of the Audit Committee	2007	Former president of Philadelphia Board of Trade;former President and CEO of The Commodity Exchange; current member of the Board of Directors for Lehman Brothers Derivative Products
JOSEPH RIZZELLO	Independent Director	2007	Former Managing Director of Pershing LLC; former President of Pershing Trading Company; current CEO of National Stock Exchange
BRIAN G.CUNAT	Independent Director	2007	Former Vice Chairman of the Board for Illinois State Bank; former President of Royal Japan Corporation; current President of Cunat,Inc.

Recent Developments

- In 2007, the Company was appointed as the Standardization Creator in Packaging Films by the Standards Administration of PRC
- Additional marketing efforts targeting premium liquor and tobacco brands in China
- Opened new facility in Zhuhai with the total capacity of 7,000 tons
- Deriving efficiency – implementation of efficient internal control systems over accounting and production process
- The Company has filed 8 new patent applications

Capital Structure and Financials

- Shares Outstanding: 24.65 million
- Recent Share Price: $6.05 (December 17, 2007)
- Market Cap: $150 million

- Revenue (2006): $34 million
- Net income (2006): $3.6 million
- Shareholders' Equity: $9.9 million
- Long-term Debt: Nil
- Management and Insider Ownership: 46.7%

Summary

- A leading producer of anti-counterfeit and specialty BOPP packaging films in China

- Favorable market environment: BOPP consumption projected to continue growing at 13-15% annually until 2011 and the anti-counterfeit technology market in China is expected to reach $20 billion in the next five years due to strong demand for anti-counterfeit protection across the industries in China*

- Rapid earnings growth in 2008 and beyond

- Strong balance sheet: no long-term debt

*Source: www.talentweb.com.cn/2006/12-6/0921062979.html